Exhibit (c)(xii)
Exhibit (c)(vii) SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 1/52 STRICTLY PRIVATE AND CONFIDENTIAL Project Sugarcane Discussion Materials Goldman Sachs International 01-Oct-2009

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 2/52 STRICTLY PRIVATE AND CONFIDENTIAL Executive Summary (1/2) What is Melvin’s Investment Case on a Standalone Basis? Access to extensive distribution network Strong competitive positioning in the private investors business Proven ability to gather new assets even in difficult market conditions Critical mass and leading position in CTA and fund of funds segments through Audrey and Rupert Is Melvin’s Valuation Attractive? Currently undervalued compared to average of peer group, despite expected growth rates are broadly in line: — 20% discount in terms of P/E and 15% discount in terms of EV/EBITDA based on 2010 and 2011 forecasts Recent EV/EBITDA multiples largely below long-term historical average, showing material upside potential However Relative to George, Melvin seems to be fairly valued / slightly overvalued — 2010 P/E: 13.4x for George vs. 12.4x for Melvin; 2011 P/E: 8.1x for George vs. 10.1x for Melvin Melvin’s discount to peers might be justified by higher concentration of business mix (with Audrey representing approximately 70% of estimated profits for 2009) and concerns over sustainability of margins Why a Strategic Combination Would Make Sense for George? Potential to boost George’s AUM thanks to improved distribution capacity and access to private investors sector Diversification of business mix and combination with anti-cyclical / uncorrelated business (Audrey) Expansion of geographic reach and entry point into Asia and US market

STRICTLY PRIVATE AND CONFIDENTIAL Executive Summary (2/2) Why a Strategic Combination Would Make Sense for Melvin? Rebalancing of Melvin’s business mix and mitigation of business concentration issue Access to core strategies estimated to be key drivers of AUM growth in the medium / long term Potential to use George’s products as underlying for Melvin product offer to private investors Improved earnings quality What Would be the Key Areas of Investigation by George ahead of a Potential Transaction? Degree of leverage in Melvin’s capital guaranteed products and difference between mark-to-market and guaranteed capital Degree of fidelisation of distribution network and Melvin’s key advantages vs. competitors Recent trends in fees associated to newly launched products Potential goodwill impairment due to reduced economic value of capital guaranteed products Overlapping of George and Melvin’s client base How Could George Approach Melvin for a Strategic Combination? Call to Chairman of Melvin would imply minimal leak risk and provide an opportunity to gather information about Melvin’s Board objectives and position Any more aggressive approach could imply a public disclosure of George’s interest and be seen as hostile by Melvin’s Board and by the market more broadly

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 4/52 STRICTLY PRIVATE AND CONFIDENTIAL Agenda I. Melvin’s Business Case II. Considerations on Valuation III. Considerations on Strategic Rationale IV. Preliminary Considerations on Transaction Structures V. Equity Capital Markets Considerations Appendix A: Additional Materials

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 1/52 STRICTLY PRIVATE AND CONFIDENTIAL I. Melvin’s Business Case Melvin’s Business Case 1

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 2/52 STRICTLY PRIVATE AND CONFIDENTIAL Melvin Relative EPS Growth Melvin EPS expected by analysts in 2010 broadly in line with 5 years ago levels 25% expected EPS CAGR between 2009 and 2012 compares with 19% on average for selected comparables Melvin EPS Evolution and EPS Growth from Continued Operations (Calendarised to 31-Dec) Max 0.82 18-Jul-2007 Avg 0.53 IPO of MF Global for $1.8bn 05A-12E CAGR: 5% Min 0.33 09E-12E CAGR: 25% 0.82 0.64 0.54 0.54 0.53 0.46 0.43 EPS (USD) 0.33 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E YoY 33% 17% 52% (33)% (40)% 30% 23% 21% Growth: Melvin EPS Growth Relative to Selected Comparables (Calendarised to 31-Dec) 2006A 2007A 2008A 2009E 2010E 2011E 2012E Melvin 17% 52% (33)% (40)% 30% 23% 21% George — (24)% (53)% (7)% (21)% 67% - Ashmore — 42% (15)% 4% 20% 21% 21% BlueBay — 18% (44)% 17% 46% 22% 9% Partners Group 70% 60% (32)% 9% 27% 10% — Henderson 78% 105% (8)% (37)% 24% 21% 12% Julius Baer 135% (28)% (27)% (2)% 15% 16% 8% Schroders 17% 36% (28)% (43)% 48% 8% 9% Median (ex Melvin) 74% 36% (28)% (2)% 24% 21% 9% Source: Company public disclosures, Datastream as of 30-Sep-2009 Note: EPS from continuing operations for Melvin, adjusted for exceptional items. Non GAAP adjusted EPS for George. EPS before non-recurring items for Henderson and Schroders. Cells in red indicate growth rates higher than Melvin’s. Cells in green indicate growth rates lower than Melvin’s Melvin’s Business Case 2

STRICTLY PRIVATE AND CONFIDENTIAL Melvin EPS Dispersion vs. Selected Comparables Melvin EPS dispersion around historical average not substantially different than for selected peers, indicating similar level of risk in terms of earnings volatility Melvin[1] Selected Comparables [1] Ashmore 170% 180% Average EPS: 100% 140% 35% Max EPS as % of Average EPS: 151% 110% 100% 80% Min EPS as % of Average EPS: 61% 2005A-2012E Min EPS vs. Max EPS Delta: 90% 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E BlueBay 160% 180% 130% 54% 89% 80% 30% 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 140% George 150% 100% 96% 105% 50% 0% 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 120% Partners Group 190% 140% 90% 110% 95% 40% 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 100% Henderson 190% 140% 90% 128% 128% 90% 90% 40% 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 80% Julius Baer 160% 120% 86% 80% 86% 40% 60% 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E Schroders 160% 120% 82% 80% 82% 40% 40% 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E 2005A 2006A 2007A 2008A 2009E 2010E 2011E 2012E EPS Rebased to Average Max EPS Min EPS Source: Company public disclosures [1] Black arrows and percentages show the delta in EPS dispersion between 2005A — 2012E; orange arrows and percentages show the delta in EPS dispersion between 2005A — 2009E. Melvin’s Business Case 3

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 4/52 STRICTLY PRIVATE AND CONFIDENTIAL Melvin Fund Raising Capabilities Redemptions have peaked between Sep-2008 and Mar-2009 with $11bn gross outflows (16% of beginning AuM) but have decelerated most recently Concerns that Audrey’s recent returns could impact future inflows negatively Six months period ended Latest Forecasts $bn Sep-2004 Mar-2005 Sep-2005 Mar-2006 Sep-2006 Mar-2007 Sep-2007 Mar-2008 Sep-2008 Mar-2009 Jun-2009 Sep-2009 Mar-2010 Mar-2011 Mar-2012 FuM Start of period 38.5 39.1 43.0 44.4 49.9 56.8 61.7 68.6 74.6 67.6 46.8 43.3 46.8 44.8 49.8 Sales 7.7 4.4 3.5 5.6 10.6 5.3 8.0 7.9 10.2 4.7 3.7 2.0 11.1 11.6 12.8 Redemptions (2.0) (2.3) (2.5) (3.2) (3.6) (3.0) (4.4) (6.3) (6.0) (11.0) (5.1) (2.5) (14.3) (9.7) (11.5) Net Sales 5.7 2.1 1.0 2.4 7.0 2.3 3.6 1.6 4.2 (6.3) (1.4) (0.5) (3.2) 1.9 1.4 Investment mvt. (2.2) 2.3 1.6 2.8 (1.1) 2.2 2.9 2.7 (5.9) (0.7) (1.2) 0.6 1.7 3.8 4.2 Other [1] (2.9) (0.5) (1.2) 0.3 1.0 0.4 0.4 1.7 (5.3) (13.8) (0.9) 0.4 (0.5) (0.7) (1.3) Period end 39.1 43.0 44.4 49.9 56.8 61.7 68.6 74.6 67.6 46.8 43.3 43.8 44.8 49.8 54.0 FuM Split ($bn) Audrey 9.7 11.0 11.9 15.0 17.1 18.5 20.9 24.7 24.4 20.4 — - — -RMF 16.8 18.7 19.4 20.4 23.4 24.2 25.8 28.7 24.9 16.1 — - — -MGS 12.6 13.3 13.1 14.5 16.3 17.0 18.4 16.9 14.8 6.9 — - — -Other — - — - — 2.0 3.5 4.3 3.5 3.4 — - — - FuM Split (%) Audrey 25% 26% 27% 30% 30% 30% 30% 33% 36% 44% — - — -RMF 43% 43% 44% 41% 41% 39% 38% 38% 37% 34% — - — -MGS 32% 31% 30% 29% 29% 28% 27% 23% 22% 15% — - - -Other NM NM NM NM NM 3% 5% 6% 5% 7% — - — - Source: Company public disclosures, selected broker reports Melvin’s Business Case 4

STRICTLY PRIVATE AND CONFIDENTIAL Melvin Pricing Power and Operating Margins Reduction in margins expected to further accelerate given that structured product business line has momentarily disappeared Management fee levels expected to stabilise at approximately 260bps, level slightly lower than in 2006 Fees / Average AuM (bps) EBITDA / Average AuM (bps) Mgt Fees Perf. Fees 291 315 298 307 276 285 253 268 264 228 209 192 181 175 150 113 103 75 69 76 27 2006A 2007A 2008A 2009A 2010E 2011E 2012E 2006A 2007A 2008A 2009A 2010E 2011E 2012E Operating Costs / Average AuM (bps) EBITDA Margin Personnel SG&A Other Forecasts 207 186 69% 174 173 178 176 61% 62 163 58% 57% 51% 53% 53% 59 59 60 45 35 36 32 92 100 79 82 2006A 2007A 2008A 2009A 2010E 2011E 2012E 2006A 2007A 2008A 2009A 2010E 2011E 2012E Source: Company public disclosures, Capital IQ, selected broker reports Note: Yellow bubbles indicate cost income ratios Melvin’s Business Case 5

STRICTLY PRIVATE AND CONFIDENTIAL

Goldman Sachs

Melvin Distribution Strategy (1/2)

What are the Key Drivers of Melvin's Growth and Profitability?

AUM Breakdown by Investor Base

AUM Stock – As of 30-Sep-2009


Avg Gross Margin: 0.94%[1]
Avg Gross Margin: 4.20%[1]
Institutional 34%
14.7
Guaranteed 15.2
Private 66%
Open-ended 13.9

AUM Gross Inflows – 6 Months to 30-Sep-2009


Institutional 12%
0.7
Guaranteed 1.3
Private 88%
Open-ended 3.7

Private Investor Distribution

Historical Evolution of Distribution Channels


18%
43%
22%
18%
13%
29%
51%
7%
12%
35%
44%
9%
13%
33%
45%
9%
2000
2006
2007
2008
Banks
IFA/Brokers
Asset Managers
Other

- Dedicated distribution team of over 300 individuals
- Direct presence in key regions, where Melvin offices are used as base to establish partnership and proximity with local intermediaries and banks
- Local sales force to sell and directly promote products to large financial institutions and to cover major institutional clients such as banks, trust banks and insurance companies
- Access to large network of intermediaries (2,200 on aggregate), including financial advisers as well as major financial institutions
- Strong relationship with large international banks that not only distribute products but also provide guarantees and leverage (Westpac, Citi, NAB, Barclays, Merrill Lynch, Credit Suisse, HSBC)
- Dedicated HNWI sales force
- Top 10 private investors distributors account for 22% of Private AUM on aggregate

Institutional Investors Distribution

- Dedicated sales force and specialised client service teams, serving 250 institutional investors in total
- Principal locations in London and Switzerland complemented by regional office network in Asia Pacific, Middle East and North America
- Access to mid size and large pension funds, insurance companies, asset managers and corporations, with Europe representing more than 80% of Institutional AUM
- Top 10 institutional investors hold 20% of Institutional AUM on aggregate

[1] *FY 2009.*

Melvin's Business Case 6

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 7/52 STRICTLY PRIVATE AND CONFIDENTIAL Melvin Distribution Strategy (2/2) What are the Key Mechanisms Used to Incentivise Distribution Network? Melvin incentivises its distribution network through the payment of “upfront” and “trail” commissions aiming at driving gross sales particularly when a new fund product is launched Such commissions are amortised over time, hence boosting Melvin’s net revenues when sales are strong but affecting overall profitability in more difficult market environments Type of Commissions Purpose Accounting Policy Typical Rate Upfront Commissions Placement fee payable to Generally capitalised as an intangible asset 4% of investor money distributors and employees to and amortised over the period in which income raised stimulate the launch of a new from the fund product is expected to be earned product in future periods (generally over 5 years) Subject to impairment test Trail Commissions Servicing fee payable to distributors Charged in the income statement in the period 0.5% of the product’s for ongoing services in which the services are incurred NAV Historical Commissions Paid over Last 3 Years Mar Y/E — In $ million 2007 2008 2009 Sales Commissions Through P&L (335) (391) (518) — o/w Upfront Commissions (185) (216) (240) -o/w Amortisation (129) (141) (133) -o/w Paid to Employees (30) (39) (62) — o/w Trail Commissions (150) (175) (171) — o/w Acceleration of Amortisation of Upfront Commissions — - (107) Capitalised Sales Commissions — BoY 353 405 427 Additions 219 217 217 Amortisation of Sales Commissions (129) (141) (133) Other (Redemptions, disposals, etc.) (38) (54) (194) Capitalised Sales Commissions - EoY 405 427 317 Source: Company disclosure Melvin’s Business Case 7

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 8/52 STRICTLY PRIVATE AND CONFIDENTIAL Relative Evolution of Melvin FoHF Business Melvin (Rupert) vs. Top 5 FoHF by AuM $bn Melvin FoHF AUM in 2008 broadly in line with 2005, versus 7% growth for top 5 FoHF Ranking went from 6th in 2005 to 8th in 2008 2005A 2006A 2007A 2008A CAGR UBS UBS UBS 31 43 58 UBS A&Q 34 3.5% A&Q A&Q A&Q UBP 25 UBP 35 UBP 53 UBP 33 9.7% GAM 23 Permal 29 HSBC 42 HSBC 32 16.0% Permal 21 GAM 28 Permal 38 Permal 24 5.1% HSBC 21 HSBC 28 GAM 33 Blackstone 24 31.5% Melvin 20 Melvin 24 Melvin 27 Melvin 21 1.0% Source: InvestHedge Melvin’s Business Case 8

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 9/52 STRICTLY PRIVATE AND CONFIDENTIAL Relative Evolution of Melvin HF Business Melvin (Audrey) vs. Key Competitors AuM ($bn) / Net Returns (%) After 3 years of exceptional growth, Audrey’s AuM went from $24.4bn to c.$23.0bn (E) from 2008 to 1H2009 down 5% (vs. 8% for Winton and 12% for BlueTrend) H1 2009 performance of Audrey’s funds significantly lower then for Winton and BlueTrend 2005 2006 2007 2008 H1 2009 2x 3x 13x 24.4 c.23.0(E) 20.9 17.1 13.0 11.9 12.0 11.4 8.0 7.0 7.0 4.0 4.0 2.0 0.5 Audrey Winton BT Audrey Winton BT Audrey Winton BT Audrey Winton BT Audrey Winton BT Net 17% 10% 19% 6% 18% 11% 20% 18% 28% 33% 21% 43% (15)% (7)% (5)% Return Melvin’s Business Case 9

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 10/52 STRICTLY PRIVATE AND CONFIDENTIAL II. Considerations on Valuation Considerations on Valuation 10

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 11/52 STRICTLY PRIVATE AND CONFIDENTIAL Melvin Relative Share Price Performance Last 5 Years 123 Share price performance of Melvin slightly better than George’s since George IPO YTD performance materially higher for George Since L5Y George IPO [1] YTD Trough [1] 660% Melvin 68% (46)% 39% 113% 600% George NA (64)% 78% 47% Ashmore NA (9)% 89% 119% 540% Bluebay NA (39)% 321% 237% Blackstone NA (56)% 117% 153% 480% Julius Baer 78% (39)% 29% 152% Eur. Trad. AM [2] 35% (31)% 37% 58% Price 420% Eur. Alt. AM [3] 207% (25)% 87% 131% 360% Indexed 300% 207% 240% 78% 180% 68% 35% 120% 31% (6)% 60% (56)% 0% (59)% Sep-2004 Jul-2005 May-2006 Mar-2007 Jan-2008 Nov-2008 Sep-2009 Melvin George Ashmore Bluebay Blackstone Julius Baer European Traditional AM [2] European Alternative AM [3] Source: Bloomberg as of 30-Sep-2009 [1] Since 25-Jun-2007 for “George IPO”; since 09-Mar-2009 for “Trough”. [2] Includes Schroders, Intermediate Capital, Aberdeen AM, Henderson, F&C AM, Invista and Liontrust AM. Market cap weighted index. [3] Includes Ashmore, Partners Group, Gottex, BlueBay, Rab Capital and Charlemagne Capital. Market cap weighted index. Considerations on Valuation 11

STRICTLY PRIVATE AND CONFIDENTIAL Melvin Relative Valuation over Time 12-Month Forward P/E Evolution and Premium / Discount to Peer Group 123 12-month forward P/E re-rating for Melvin from 5 years ago (from 8.1x to 14.3x) Relative evolution of 12-month forward P/E favors Melvin vs. selected peers 12-Month Forward P/E Change in Gap on 12-Month Forward P/E Basis (% points) 40x Average since 200% Average since L5Y George IPO [1] Trough [1] L5Y George IPO [1] Trough [1] Melvin 11.1 x 10.5 x 10.1 x vs. George 30% 30% 20% 35x George 11.4 x 11.4 x 12.4 x vs. Ashm ore 19% 21% (2)% Ashm ore 13.2 x 12.2 x 15.4 x 150% vs. Bluebay 17% 20% (25)% Bluebay 12.9 x 12.1 x 18.7 x vs. Blackstone (15)% (15)% (36)% 30x Blackstone 14.8 x 14.8 x 19.7 x vs. Julius Baer 15% 19% 11% Julius Baer 15.2 x 13.4 x 14.4 x vs. Eur. Trad. AM [1] 16% 20% 2% Eur. Trad. AM [1] 13.8 x 12.5 x 14.9 x 100% vs. Eur. Alt. AM [2] 43% 52% 33% 25x Eur. Alt. AM [2] 14.9 x 12.3 x 15.0 x 18.2 x 18.2 x 52% 20x 50% 17.4 x 46% 17.0 x 27% 16.7 x 19% 15x 16.6 x 14% 0% 14.3 x (0)% 13.0 x (9)% 10x (50)% 5x 0x (100)% Sep-2004 Sep-2005 Sep-2006 Sep-2007 Sep-2008 Sep-2009 Sep-2004 Sep-2005 Sep-2006 Sep-2007 Sep-2008 Sep-2009 Melvin George Ashmore Bluebay Blackstone Julius Baer European Traditional AM [2] European Alternative AM [3] Source: Bloomberg as of 30-Sep-2009 [1] Since 25-Jun-2007 for “George IPO”; since 09-Mar-2009 for “Trough”. [2] Includes Schroders, Intermediate Capital, Aberdeen AM, Henderson, F&C AM, Invista and Liontrust AM. Market cap weighted index. [3] Includes Ashmore, Partners Group, Gottex, BlueBay, Rab Capital and Charlemagne Capital. Market cap weighted index. Considerations on Valuation 12

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 13/52 STRICTLY PRIVATE AND CONFIDENTIAL Evolution of Historical EV/EBITDA Multiples for Melvin Over the last 7 years, Melvin’s historical EV/EBITDA multiple has been on average 10.0x vs. 4.3x as of today... ... However, lower growth rates expected for the alternative asset management business compared to 7 years ago could justify a component of the current discount LTM Multiple Average of Period 18-Jul-2007 IPO of MF Global for $3.8bn 15.7x 15.5x 12.6x 12.2x 12.2x 11.3x 10.7x 10.2x Average: 10.0x 9.8x 9.1x 8.5x 8.1x 7.6x 4.3x 2.8x Apr-02 to Oct-02 to Apr-03 to Oct-03 to Apr-04 to Oct-04 to Apr-05 to Oct-05 to Apr-06 to Oct-06 to Apr-07 to Oct-07 to Apr-08 to Oct-08 to Apr-09 to Sep-02 Mar-03 Sep-03 Mar-04 Sep-04 Mar-05 Sep-05 Mar-06 Sep-06 Mar-07 Sep-07 Mar-08 Sep-08 Mar-09 Current Source: Bloomberg as of 30-Sep-2009, Capital IQ Considerations on Valuation 13

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 14/52 STRICTLY PRIVATE AND CONFIDENTIAL Analysis of Publicly Traded Comparables Melvin is trading on average at 20% discount to peer group (based on 2010E and 2011E P/E); based on EV/EBITDA, discount to peer group is in the 15% range Equity Closing % of Enterprise Value Dividend Market Price 52 Week Calendarized P / E Multiples EBITDA [1] Yield Company Cap 30-Sep-2009 High 2009 2010 2011 2011 AUM 2009 2010 2009 North American Alternative Managers - DE Basis Blackstone $16,035 $14.20 92.6% 23.9 x 11.7 x 7.3 x 60% 19.4% 20.3 x 10.0 x 8.5% Och-Ziff 4,934 12.17 100.0 35.8 11.3 11.1 2 21.2 31.2 9.5 2.1 Oaktree 1,904 13.00 45.2 6.3 4.6 NA NA 5.0 4.4 3.2 NA Fortress 2,402 5.20 49.5 18.6 11.8 7.4 60 10.0 23.0 11.2 NA Apollo 843 2.50 14.2 8.3 8.3 NA NA 1.2 6.9 6.9 NA George 1,243 4.03 74.4 10.6 13.4 8.1 67 10.0 NA NA 1.5 Median - Alternative Asset Managers — DE Basis 61.9% 14.6 x 11.5 x 7.7 x 60% 10.0% 20.3 x 9.5 x 2.1% U.S. Alternative Asset Managers — ENI Basis Blackstone $16,093 $14.20 92.6% 56.8 x 20.3 x 7.3 x 177% 19.4% 20.3 x 10.0 x 8.5% Apollo 843 2.50 9.1 5.6 1.9 NA NA 1.2 6.9 6.9 NA Median — U.S. Alternative Asset Managers — ENI Basis 50.8% 31.2 x 11.1 x 7.3% 177% 10.3% 13.6 x 8.4 x 8.5% Overseas Alternative Asset Managers Melvin $9,067 $5.30 82.2% 14.5 x 12.4 x 10.1 x 23% 13.8% 8.8 x 8.4 x 7.9% Ashmore Group 2,821 4.01 99.5 16.9 16.3 13.6 20 9.5 10.2 9.7 4.8 Partners Group 3,253 121.83 90.3 16.9 13.3 12.1 10 13.1 13.8 12.4 3.3 Gottex Fund Management 302 10.02 76.8 25.4 22.8 13.3 72 2.8 19.2 18.0 1.6 BlueBay Asset Management 941 4.72 92.2 25.6 16.1 10.5 54 5.0 15.2 9.2 2.6 Median — Overseas Alternative Asset Managers 90.3% 16.9 x 16.1 x 12.1 x 23% 9.5% 13.8 x 9.7 x 3.3% Mean 70.6% 20.4 x 12.6 x 10.1 x 54% 10.1% 15.0 x 9.6 x 4.5% Median 82.2 16.9 12.4 10.3 57% 10.0 14.5 9.6 3.3 Source: IBES, Capital IQ as of 30-Sep-2009 Considerations on Valuation 14

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 15/52 STRICTLY PRIVATE AND CONFIDENTIAL Analysts’ Estimates and Recommendations on Melvin Analyst estimates indicate a target value of Melvin lower to current trading level (£3.31), due to strong rally on 30-Sep-2009 Despite a material reduction in “Buy” recommendations over the last 6 months, Melvin is still among analysts’ favorite plays in the selected sample Analyst Consensus — Selected Brokers Only Analysts’ Recommendations — All Brokers Target EPS ($) 6 Months Ago Today Rec. Price (£) Upside Mar-2010 Mar-2011 Mar-2012 Ashmore 45% 36% 18% 55% 36% 9% BoA Buy 3.89 17.5% 0.26 0.49 0.78 Julius Baer 39% 50% 11% 47% 47% 5% Henderson 64% 21% 14% 39% 44% 17% Citi Hold 2.56 (22.8)% 0.28 0.37 0.48 Aberdeen 61% 11% 28% 39% 28% 33% Melvin 63% 19% 19% 36% 50% 14% CS Buy 3.49 5.4% 0.26 0.48 0.58 Schroders 19% 31% 50% 33% 40% 27% HSBC Hold 2.86 (13.5)% 0.37 0.47 0.58 BlueBay 25% 38% 38% 25% 50% 25% George 75% 25% 75% 25% MS Hold 2.81 (15.0)% 0.23 0.28 0.34 Buy Hold Sell Nomura Sell 2.61 (21.1)% 0.44 0.54 — Current Upside / (Downside) vs. Target Price — All Brokers UBS Sell 2.48 (25.0)% 0.28 0.46 0.55 5.9% 1.0% 0.8% Minimum 2.48 (25.0)% 0.23 0.28 0.34 (0.8)% (7.0)% (7.6)% (10.0)% (15.7)% Median 2.81 (15.0)% 0.28 0.47 0.57 Julius Baer BlueBay Ashmore George Henderson Schroders Aberdeen Melvin Maximum 3.89 17.5% 0.44 0.54 0.78 Source: Datastream, Reuters as of 30-Sep-2009 Considerations on Valuation 15

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 16/52 STRICTLY PRIVATE AND CONFIDENTIAL Melvin Valuation Based on Bifurcated Approach 2009E Calendarized Net Income ($m) 2010E Calendarized Net Income ($m) 2011E Calendarized Net Income ($m) Mgmt. Profit 357 Mgmt. Profit 476 Mgmt. Profit 545 Perf. Profit 156 Perf. Profit 192 Perf. Profit 262 Total Profit 513 Total Profit 669 Total Profit 807 EBITDA 824 EBITDA 850 EBITDA 929 Implied Share Price (£) Implied Share Price (£) Implied Share Price (£) Management Profit Multiple (x) Management Profit Multiple (x) Management Profit Multiple (x) 12.0 x 13.0 x 14.0 x 15.0 x 16.0 x 17.0 x 18.0 x 8.0 x 9.0 x 10.0 x 11.0 x 12.0 x 13.0 x 14.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 11.0 x 12.0 x Multiple 3.0 x 2.34 2.47 2.60 2.73 2.85 2.98 3.11 Multiple 3.0 x 2.21 2.38 2.55 2.72 2.89 3.06 3.23 Multiple 3.0 x 2.09 2.29 2.48 2.68 2.87 3.07 3.26 Performance Performance Performance 4.0 x 2.40 2.53 2.65 2.78 2.91 3.04 3.16 4.0 x 2.28 2.45 2.62 2.79 2.96 3.13 3.30 4.0 x 2.19 2.38 2.58 2.77 2.97 3.16 3.36 Profit 5.0 x 2.45 2.58 2.71 2.84 2.96 3.09 3.22 Profit 5.0 x 2.35 2.52 2.69 2.86 3.03 3.20 3.37 Profit 5.0 x 2.28 2.48 2.67 2.87 3.06 3.26 3.45 Implied Blended Multiple Sensitivity Implied Blended Multiple Sensitivity Implied Blended Multiple Sensitivity Management Profit Multiple (x) Management Profit Multiple (x) Management Profit Multiple (x) 12.0 x 13.0 x 14.0 x 15.0 x 16.0 x 17.0 x 18.0 x 8.0 x 9.0 x 10.0 x 11.0 x 12.0 x 13.0 x 14.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 11.0 x 12.0 x Multiple 3.0 x 12.8 x 13.5 x 14.2 x 14.9 x 15.6 x 16.2 x 16.9 x Multiple 3.0 x 9.3 x 10.0 x 10.7 x 11.4 x 12.1 x 12.8 x 13.5 x Multiple 3.0 x 7.3 x 7.9 x 8.6 x 9.3 x 10.0 x 10.6 x 11.3 x Performance Performance Performance 4.0 x 13.1 x 13.8 x 14.5 x 15.2 x 15.9 x 16.6 x 17.2 x 4.0 x 9.5 x 10.3 x 11.0 x 11.7 x 12.4 x 13.1 x 13.8 x 4.0 x 7.6 x 8.3 x 8.9 x 9.6 x 10.3 x 11.0 x 11.6 x Profit 5.0 x 13.4 x 14.1 x 14.8 x 15.5 x 16.2 x 16.9 x 17.6 x Profit 5.0 x 9.8 x 10.5 x 11.3 x 12.0 x 12.7 x 13.4 x 14.1 x Profit 5.0 x 7.9 x 8.6 x 9.3 x 9.9 x 10.6 x 11.3 x 12.0 x Implied Preliminary Valuation/EBITDA Implied Preliminary Valuation/EBITDA Implied Preliminary Valuation/EBITDA Management Profit Multiple (x) Management Profit Multiple (x) Management Profit Multiple (x) 12.0 x 13.0 x 14.0 x 15.0 x 16.0 x 17.0 x 18.0 x 8.0 x 9.0 x 10.0 x 11.0 x 12.0 x 13.0 x 14.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 11.0 x 12.0 x Multiple 3.0 x 5.9 x 6.3 x 6.7 x 7.2 x 7.6 x 8.0 x 8.5 x Multiple 3.0 x 5.3 x 5.8 x 6.4 x 6.9 x 7.5 x 8.1 x 8.6 x Multiple 3.0 x 4.5 x 5.0 x 5.6 x 6.2 x 6.8 x 7.4 x 8.0 x Performance Performance Performance 4.0 x 6.1 x 6.5 x 6.9 x 7.4 x 7.8 x 8.2 x 8.7 x 4.0 x 5.5 x 6.0 x 6.6 x 7.2 x 7.7 x 8.3 x 8.8 x 4.0 x 4.7 x 5.3 x 5.9 x 6.5 x 7.1 x 7.7 x 8.3 x Profit 5.0 x 6.2 x 6.7 x 7.1 x 7.5 x 8.0 x 8.4 x 8.8 x Profit 5.0 x 5.7 x 6.3 x 6.8 x 7.4 x 8.0 x 8.5 x 9.1 x Profit 5.0 x 5.0 x 5.6 x 6.2 x 6.8 x 7.4 x 8.0 x 8.5 x Note: Assuming excess capital of $1.8bn and net debt of $(1.7)bn Considerations on Valuation 16

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 17/52 STRICTLY PRIVATE AND CONFIDENTIAL Historical Development of Melvin and George Valuation Since Completion of George Reverse Acquisition Exchange ratio implied by current share prices of Melvin and George at the lowest point in Q3 due to strong rally on 30-Sep-2009 but in line with H2 2008 and H1 2009 averages Exchange Ratio (Melvin Shares x 1 George Share) Market Cap Contribution 1.70x 2007 2008 2009 100% H2 H1 H2 H1 Q3 1.60x Maximum 1.33x 1.33x 0.96x 1.28x 1.03x 95% Average 1.22x 0.96x 0.72x 0.83x 0.90x 1.50x Minimum 1.16x 0.63x 0.48x 0.64x 0.76x Max. vs. Avg. +0.11x +0.36x +0.24x +0.44x +0.13x 90% 1.40x Min. vs. Avg. -0.06x -0.34x -0.24x -0.20x -0.14x 85% 1.30x 1.20x 80% Average 12M 6M 3M 1M Current Geo rge 10.4% 11.0% 11.5% 11.1% 10.0% 1.10x M elvin 89.6% 89.0% 88.5% 88.9% 90.0% 75% Average: 0.88x 1.00x 70% 0.90x 65% 0.80x 0.76x 0.70x 60% 0.60x 55% 0.50x 50% 0.40x Nov-2007 Jun-2008 Feb-2009 Sep-2009 Nov-2007 Jun-2008 Feb-2009 Sep-2009 Melvin George Source: Bloomberg as of 30-Sep-2009 Note: Market cap contribution analysis based on non-diluted market capitalisation of George Considerations on Valuation 17

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 18/52 STRICTLY PRIVATE AND CONFIDENTIAL Melvin and George Side by Side Analysis Contribution in terms of market cap broadly in line with expected management fees but slightly in favor of Melvin if compared to relative weight of net incomes Melvin George Total Fully Diluted Market Cap 88% 12% $10,511m AuM[1] 69% 31% $62bn Management Fees 2009E2 90% 10% $1,476m Management Fees 2010E2 89% 11% $1,388m Management Fees 2011E2 88% 12% $1,518m Revenue 2009E2 84% 16% $2,060m Revenue 2010E2 78% 22% $2,133m Revenue 2011E2 74% 26% $2,590m Net Income 2009E2 83% 17% $678m Net Income 2010E2 89% 11% $824m Net Income 2011E2 85% 15% $1,054m Average: 83% Source: Company public disclosures, Datastream as of 30-Sep-2009 [1] As of 30-Jun-2009. [2] Calendarised to 31-Dec fiscal year end. Considerations on Valuation 18

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 19/52 STRICTLY PRIVATE AND CONFIDENTIAL Analysis at Various Exchange Ratios Implied Premiums Exchange Ratio Exchange Ratio Analysis George Melvin Melvin 0.70x 0.76x 0.80x 0.90x 1.00x 1.10x 1.20x Implied Value for 1 George Share 3.71 4.03 4.24 4.77 5.30 5.83 6.36 Implied 2010E P/E for George 12.4 x 13.4 x 14.1 x 15.9 x 17.7 x 19.4 x 21.2 x Implied 2011E P/E for George 7.4 x 8.1 x 8.5 x 9.5 x 10.6 x 11.7 x 12.7 x Historical Share Price USD GBP Spot 4.03 5.30 3.31 0.76x (7.9)% 0.0% 5.2% 18.4% 31.5% 44.7% 57.8% Last Month VWAP 4.05 4.78 2.93 0.85x (17.2)% (10.1)% (5.4)% 6.4% 18.2% 30.1% 41.9% Last 3 Months VWAP 4.05 4.53 2.76 0.89x (21.8)% (15.0)% (10.6)% 0.6% 11.8% 22.9% 34.1% Last 12 Months VWAP 3.37 4.00 2.54 0.84x (16.9)% (9.8)% (5.1)% 6.8% 18.7% 30.5% 42.4% Last 2 Year VWAP 7.65 7.32 3.97 1.04x (33.0)% (27.2)% (23.4)% (13.8)% (4.3)% 5.3% 14.9% Actual Financials — Calendarised USD Jun-2009A AuM ($bn) 19.1 43.3 2.44x (71.3)% (68.9)% (67.2)% (63.1)% (59.1)% (55.0)% (50.9)% Dec-2008A Revenues ($m) 495 2,672 1.03x (31.8)% (25.9)% (22.0)% (12.3)% (2.5)% 7.2% 17.0% Dec-2008A Net Income ($m) 128 806 0.88x (20.4)% (13.5)% (9.0)% 2.3% 13.7% 25.1% 36.5% Broker Estimates USD Dec-2009E Net Income ($m) 117 561 1.16x (39.5)% (34.3)% (30.9)% (22.3)% (13.6)% (5.0)% 3.6% Dec-2010E Net Income ($m) 93 731 0.70x (0.1)% 8.5% 14.2% 28.4% 42.7% 57.0% 71.2% Dec-2011E Net Income ($m) 154 900 0.95x (26.2)% (19.9)% (15.7)% (5.2)% 5.4% 15.9% 26.4% Median Target Prices ($) 4.00 4.60 0.87x (19.5)% (12.6)% (8.0)% 3.5% 15.0% 26.5% 38.0% Note: Market data as of 30-Sep-2009. Based on 1,709m shares for Melvin and 309m for George. Green font denotes a premium Considerations on Valuation 19

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 20/52 STRICTLY PRIVATE AND CONFIDENTIAL EPS Impacts for Melvin of a George / Melvin Merger Based on 2011 estimates and assuming all share deal, Melvin could recognize a 30% premium to George shareholders without affecting its shareholders, prior to any potential synergies EPS Impact for Melvin — 100% Stock Transaction Melvin EPS Accretion / (Dilution) at No Premium Melvin EPS Accretion / (Dilution) at 30% Premium 3.3% (0.7)% (0.3)% (4.1)% 2010E 2011E 2010E 2011E Synergies 2010E 2011E Synergies 2010E 2011E Gross Synergies to Break Even ($m) 7.7 0.0 Gross Synergies to Break Even ($m) 48.6 9.8 Assuming 100% Cost Synergies Assuming 100% Cost Synergies Gross Cost Synergies / Combined Operating Costs 0.3% 0.0% Gross Cost Synergies / Combined Operating Costs 2.1% 0.4% Assuming 100% Revenue Synergies Assuming 100% Revenue Synergies Additional RR AuM @ 1.5% Avg. Fee ($bn) 0.5 0.0 Additional RR AuM @ 1.5% Avg. Fee ($bn) 3.2 0.7 Additional RR AuM / Combined AuM 0.8% 0.0% Additional RR AuM / Combined AuM 5.2% 1.0% Sensitivity Analysis — Pre-Synergies Melvin 2010E EPS Accretion / (Dilution) Melvin 2011E EPS Accretion / (Dilution) Premium (%) Premium (%) -4.1% 0% 10% 20% 30% 40% -0.3% 0% 10% 20% 30% 40% m) / 0 0% (0.7)% (1.8)% (3.0)% (4.1)% (5.2)% m) / 0 0% 3.3% 2.1% 0.9% (0.3)% (1.4)% $404 25% 1.0% (0.1)% (1.1)% (2.1)% (3.1)% $404 25% 5.3% 4.2% 3.2% 2.2% 1.1% Cash ( % Cash 808 50% 2.7% 1.8% 0.9% (0.0)% (0.9)% Cash ( % Cash 808 50% 7.4% 6.5% 5.6% 4.8% 3.9% 1,212 75% 4.6% 3.8% 3.0% 2.2% 1.5% 1,212 75% 9.7% 9.0% 8.3% 7.6% 6.9% Considerations on Valuation 20

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 21/52 STRICTLY PRIVATE AND CONFIDENTIAL III. Considerations on Strategic Rationale Considerations on Strategic Rationale 21

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 22/52 STRICTLY PRIVATE AND CONFIDENTIAL Key Benefits and Areas of Concerns for George Key Benefits Key Issues Improved distribution capacity from Melvin’s access to Potential decrease in profitability from capital guaranteed comprehensive distribution network and strength in private products as low return environment and scarcity of leverage will investors sector depress forecasted product returns Diversification of business mix and combination with anti- Sustainability of Melvin’s margins going forward, as structured cyclical / uncorrelated business (Audrey) product business is no longer there Improved earnings stability and reduction of risk profile Recent underperformance of Melvin’s funds and potential implications on ability to raise new funds Geographic diversification and entry point into US market Distribution model largely dependent on upfront sales commissions Synergy potential on both revenue and cost side Potential conflicts from adjacency of leading fund of funds Melvin’s scale and reputation to support future inflows business and leading single-manager hedge fund business Competitive edge in the fund of funds business given Melvin’s Relative valuation of Melvin and George not favourable to strong internal capabilities in managed account platforms George’s shareholders at current levels Melvin’s leadership role in the combined Group Considerations on Strategic Rationale 22

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 23/52 STRICTLY PRIVATE AND CONFIDENTIAL Key Benefits for Melvin How Would a Combination with George Respond to Melvin’s Perceived Issues? Key Factors Affecting Melvin Valuation George Contribution Impact Concentration risk as AHL accounts for 75% of profit and is Strong complementarity of business mix core to private clients sales Completion of Melvin business model with Equity strategies and traditional assets Business Mix Material portion of AUM and profitability historically deriving from structured products business, which is no longer there Concentration Slow recovery of fund of funds business increasing concentration risk around AHL in the next 18 / 24 months Trading multiples capped absent moves to diversify as Consensus over long term growth prospects of investors are pricing in risks to longer-term growth/capacity Equity strategies, which represent George’s core Historical correlation of sales to AHL performance is an area business Growth of concern Strong performance of selected George’s funds Prospects Difficult to identify areas of organic growth for Melvin as AHL and close distance from HWM to boost revenue is underperforming and fund of funds business is unlikely to growth grow materially in the next 6 / 12 months Decreasing margins, as low return environment and scarce Lower margins of George’s business compared leverage are affecting structured products opportunity to Melvin’s but opportunity for structured products around George’s core products to Margins / Upfront fees paid on the basis of expected profitability at time maximise revenue synergies and improve pro- Profitability of product sale might be written off because of changes in forma margins expected profitability Earnings quality affected by concentration risk and high Strengthening of low volatility business, given contribution of performance fee net income George’s recent expansion in the traditional business Earnings High historical volatility of Melvin’s revenues and profits Increased diversification and combination of Quality uncorrelated businesses (Equity L/S, Macro, Managed Futures) to improve stability across cycles Considerations on Strategic Rationale 23

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 24/52 STRICTLY PRIVATE AND CONFIDENTIAL Upside Potential for the Combined Entity Calendarised P/E 2010E 2011E Melvin 12.4 x 10.1 x George 13.4 x 8.1 x Net Income 2010E (Calendarised) Net Income 2011E (Calendarised) $m Base +5% +10% +15% +20% Base +5% +10% +15% +20% Melvin 731 768 805 841 878 900 945 990 1035 1080 Gorge 93 97 102 106 111 154 162 170 177 185 Proforma 824 865 906 948 989 1054 1107 1160 1213 1265 Cumulated Delta 41 82 124 165 53 105 158 211 Assuming 100% Cost Synergies % of Combined Op. Costs 1.8% 3.5% 5.3% 7.1% 2.3% 4.5% 6.8% 9.0% Assuming 100% Revenue Synergies Additional AuM Equivalent ($bn) 2.7 5.5 8.2 11.0 3.5 7.0 10.5 14.1 % of Combined AuM 4.4% 8.8% 13.2% 17.6% 5.6% 11.3% 16.9% 22.5% Melvin 2011E Implied Value ($m) P/E Net Income 2010E ($m) Net Income 2011E ($m) 824 865 906 948 989 1054 1107 1160 1213 1265 Multiples 9.0x 7,416 7,787 8,158 8,528 8,899 9,490 9,965 10,439 10,914 11,388 10.1x 8,288 8,702 9,116 9,531 9,945 10,606 11,136 11,666 12,196 12,727 11.0x 9,064 9,517 9,971 10,424 10,877 11,599 12,179 12,759 13,339 13,919 P/E 12.4x 10,200 10,710 11,220 11,730 12,240 13,053 13,705 14,358 15,010 15,663 13.0x 10,712 11,248 11,783 12,319 12,855 13,708 14,394 15,079 15,765 16,450 Melvin 2010E Implied Upside (%) P/E Net Income 2010E ($m) Net Income 2011E ($m) 824 865 906 948 989 1054 1107 1160 1213 1265 Multiples 9.0x (29)% (26)% (22)% (19)% (15)% (10)% (5)% (1)% 4% 8% 10.1x (21)% (17)% (13)% (9)% (5)% 1% 6% 11% 16% 21% 11.0x (14)% (9)% (5)% (1)% 3% 10% 16% 21% 27% 32% P/E 12.4x (3)% 2% 7% 12% 16% 24% 30% 37% 43% 49% 13.0x 2% 7% 12% 17% 22% 30% 37% 43% 50% 57% Considerations on Strategic Rationale 24

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 25/52 STRICTLY PRIVATE AND CONFIDENTIAL IV. Preliminary Considerations on Transaction Structures Preliminary Considerations on Transaction Structures 25

STRICTLY PRIVATE AND CONFIDENTIAL Securing Engagement with Melvin (1/2) Potential Alternatives and Key Considerations Alternative Comments Pros and Considerations George will need to consider the script to the Chairman of Minimal leak risk Melvin May provide an opportunity to gather information — Form of proposal: about the Board’s position on the proposal Melvin and George should consider “strategic Relatively easy for Chairman to dismiss the alternatives in relation to a combination of their proposal, in particular if a combination of Melvin (A) Call to Chairman of respective businesses” and George has already been considered by the Melvin Board More specific proposal with selected terms Aggressiveness What are George’s due diligence requirements prior to engaging in this conversation with Melvin? Aside from the Chairman, should George approach any other members of the Melvin Board? As (A) above As (A) above Creates “audit trail” of attempted engagement with Increasing Board of Melvin (B) Private Letter to Unlikely to bring real incremental pressure on the Board of Melvin Board of Melvin Increases the number of individuals that are aware of George’s proposal George will need to form a view on Melvin’s Board As (B) above dynamics and level of influence of key directors Can positively influence Chairman in case of Success of lobbying efforts likely to depend on balance of neutral position toward the transaction (C) Lobby Members of influence between Chairman and other directors Melvin Board Approach likely to be more successful if Melvin Board has a split view on the merits of pursuing a dialogue with George Preliminary Considerations on Transaction Structures 26

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 27/52 STRICTLY PRIVATE AND CONFIDENTIAL Securing Engagement with Melvin (2/2) Potential Alternatives and Key Considerations Alternative Comments Pros and Considerations Announce desire to enter into strategic dialogue with Makes George’s desire to pursue a combination Melvin in relation to a combination of Melvin and George with Melvin public (D) Announce Desire to Communications plan / key messages for both Melvin and What is George’s backstop if it fails to secure Pursue Strategic George shareholders will be critical engagement from Melvin given that George is the Dialogue and Contact Successful engagement of Melvin shareholders will be key target and not the offeror? Selected Melvin — How does George’s proposal compare to the strategic Likely to be seen as aggressive by both the Board Shareholders if alternatives available to Melvin? of Melvin and the market more broadly Appropriate — What is the probability that Melvin shareholders will Very difficult to back away from once intentions are support George (vs. the Board of Melvin)? publicly announced What is Melvin’s likely response? Aggressiveness Blocked from acquiring shares in Melvin if George has any What is the likelihood that Melvin shareholders will price sensitive information in relation to Melvin not back the Board of Melvin by supporting any attempt by George to requisition an EGM? Aggressiveness In order to requisition a shareholder meeting (and therefore apply maximum pressure on the Board of Melvin) Relatively unprecedented in the UK market (in George will need a voting position in Melvin’s shares particular, by a corporate (vs. activist fund) seeking (E) Acquire a Stake in to secure engagement from a potential acquirer) — i.e. ownership of underlying shares and not economic Melvin and Seek and likely to be seen as very aggressive exposure via CFDs Increasing Shareholder Support to If Melvin is not under an offer period under the Takeover To the extent that George seeks to build a large Requisition an EGM stake (e.g. 10% or more), it is unlikely to secure Code, key disclosure threshold is 3% Increasing Board representation Key threshold for requisition of a shareholder meeting is 10% Can George defend an investment in Melvin (in terms of value upside) in the event that George walks away? If Melvin continues to resist engagement and Melvin Numerous structuring issues to be considered, shareholders do not provide the required level of support including: to George, George could consider a hostile reverse offer — Relative sizes of George and Melvin (F) Hostile Reverse — Premium / value leakage Offer — US vs. UK listings and flowback — Likelihood of success / Melvin defence — Level of support from George shareholders — Damage to Melvin (and George) businesses? Preliminary Considerations on Transaction Structures 27

STRICTLY PRIVATE AND CONFIDENTIAL Regulatory Considerations at Shareholding Levels % of Voting Rights Action Regulation Any Amount Disclosure of identity of beneficial owner upon request Companies Act Disclosure of all dealings by parties to an offer, once an offer has been announced City Code* Highest price paid in three month period prior to announcing offer determines City Code* minimum level of consideration 1% Disclose any dealings once an offer has been announced or in an offer period City Code* 3% Must disclose interest within 2 business days Companies Act >3% Must disclose changes of 1% or more within 2 business days Companies Act 10% Purchaser can block compulsory purchase Companies Act Notification of “material interests” Companies Act Ability to call an EGM Companies Act 25% Power to block special resolutions / Scheme of Arrangement Companies Act 30% Mandatory bid threshold City Code* 50% Offer may become unconditional as to acceptances City Code* 75% Power to pass special resolutions Companies Act 90% Power to compulsorily purchase minorities (subject to the offer) Companies Act * Only a consideration in the event that Melvin is in an offer period or if George launches an offer for Melvin Preliminary Considerations on Transaction Structures 28

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 29/52 STRICTLY PRIVATE AND CONFIDENTIAL Overview of Melvin Board of Directors Jon Aisbitt was appointed a non-executive director in Aug- Phillip Colebatch was appointed a non-executive director 2003 and non-executive Chairman in Sep-2007. He was in Sep-2007. He was previously a member of the previously a Partner and Managing Director in the Investment Executive Boards of Swiss Reinsurance Company and Banking Division of Goldman Sachs and has 20 years’ Credit Suisse Group. He is a non-executive director of experience in international corporate finance Insurance Australia Group and Lend Lease Corporation Jon Aisbitt Phillip Colebatch Chairman Independent Non-executive Director Peter Clarke joined Man Group in 1993 from the investment Dugald Eadie was appointed a non-executive director in banking industry, having worked at Morgan Grenfell and Jan-2002. He has held a number of senior executive Citicorp. He became Head of Corporate Finance & Corporate positions in the fund management industry. He was most Affairs and was Company Secretary from Apr-1996 to Nov- recently Group Managing Director of Henderson plc until 2007. He was appointed to the Board in 1997 and became his retirement in 1999, following its acquisition by AMP. Peter Clarke Finance Director in May-2000. Peter was Deputy Group Chief Dugald Eadie He is an Honorary Fellow of the Faculty of Actuaries, and Chief Executive Executive from Nov-2005 until his appointment as Group Chief Independent Non-executive a Fellow of the UK Society of Investment Professionals Executive in Mar-2007 Director Kevin Hayes joined Man Group as Chief Financial Officer in Patrick O’Sullivan was appointed a non-executive director Mar-2007 from Lehman Brothers, where he served in a variety in Sep-2007. He was previously Vice Chairman of the of senior finance and strategy positions, in London and New Zurich Financial Services Group Management Board, as York. He was previously a Partner in the Financial Services well as Chief Growth Officer of that Group. He is a non- practice of Ernst & Young LLP in New York. He was appointed executive director of Collins Stewart plc as well as of Kevin Hayes to the Board in May-2007 and became Company Secretary in Patrick O’Sullivan COFRA Holding Finance Director Nov-2007 Independent Non-executive Director Alison Carnwath was appointed a non-executive director in Frédéric Jolly was Chief Executive Officer of Russell Jan-2001. Prior to joining the Board she spent 20 years Investments (Europe, Middle and Africa) until the summer working in investment banking. She is Chairman of MF Global of 2008, when he set up his own advisory business. Ltd, listed on the New York Stock Exchange, Chairman of Before this, Frédéric was Head of Investment Consulting Land Securities Group plc and a director of Paccar Inc. at The Wyatt Company, Paris (now Watson Wyatt) Alison Carnwath Frédéric Jolly Senior Independent Non- Independent Non-executive executive Director Director, Ruud Hendriks recently retired from Goldman Sachs Asset Management where he had been a Managing Director and Co-head of Sales for Europe, Middle East and Africa. Prior to this, Ruud was Global Head of Institutional Sales for Robeco, a leading international asset manager Ruud Hendriks Independent Non-executive Director Preliminary Considerations on Transaction Structures 29

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 30/52 STRICTLY PRIVATE AND CONFIDENTIAL Considerations on Shareholder Value Accretion Impact From Different Levels of Aggressiveness in Pursuing a Strategic Combination In the event George pursues an aggressive path to force a combination with Melvin hence at worse relative terms vs. current status, value accretion would only be possible in case of a material P/E re-rating Value Creation to George at Various P/Es Implied Exchange Ratio 0.67 x 0.71 x 0.74 x 0.78 x 0.82 x 0.85 x 0.89 x 0.93 x 0.97 x NOSH Issued 206.4 217.8 229.3 240.8 252.2 263.7 275.2 286.6 298.1 George Ownership 10.8% 11.3% 11.8% 12.3% 12.9% 13.4% 13.9% 14.4% 14.9% Premium to George (10)% (5)% 0% 5% 10% 15% 20% 25% 30% 9.0 x (27.7)% (24.1)% (20.6)% (17.1)% (13.6)% (10.2)% (6.9)% (3.6)% (0.3)% 10.0 x (19.5)% (15.5)% (11.6)% (7.7)% (3.9)% (0.1)% 3.6% 7.3% 11.0% 11.0 x (11.3)% (7.0)% (2.7)% 1.6% 5.8% 10.0% 14.1% 18.2% 22.2% 2010 P/E 12.0 x (3.2)% 1.6% 6.3% 10.9% 15.5% 20.1% 24.6% 29.0% 33.4% 13.0 x 5.0% 10.1% 15.2% 20.3% 25.3% 30.2% 35.1% 39.9% 44.7% 14.0 x 13.1% 18.7% 24.2% 29.6% 35.0% 40.3% 45.6% 50.8% 55.9% 15.0 x 21.3% 27.2% 33.1% 39.0% 44.7% 50.4% 56.1% 61.6% 67.1% Value Creation to Melvin at Various P/Es Melvin Ownership 89.2% 88.7% 88.2% 87.7% 87.1% 86.6% 86.1% 85.6% 85.1% Premium to Melvin 11% 5% 0% (5)% (9)% (13)% (17)% (20)% (23)% 9.0 x (19.6)% (20.1)% (20.6)% (21.0)% (21.5)% (21.9)% (22.4)% (22.8)% (23.3)% 10.0 x (10.6)% (11.1)% (11.6)% (12.1)% (12.6)% (13.2)% (13.7)% (14.2)% (14.6)% 11.0 x (1.5)% (2.1)% (2.7)% (3.2)% (3.8)% (4.4)% (4.9)% (5.5)% (6.0)% 2010 P/E 12.0 x 7.6% 6.9% 6.3% 5.7% 5.0% 4.4% 3.8% 3.2% 2.6% 13.0 x 16.6% 15.9% 15.2% 14.6% 13.9% 13.2% 12.6% 11.9% 11.3% 14.0 x 25.7% 24.9% 24.2% 23.5% 22.7% 22.0% 21.3% 20.6% 19.9% 15.0 x 34.7% 33.9% 33.1% 32.4% 31.6% 30.8% 30.1% 29.3% 28.6% [1] Assuming pre-tax cost synergies at 5% of George & Melvin 2008 combined cost base of $2.3bn and no revenue synergies. NPV of synergies estimated based on 2010E P/E multiple less implementation costs equivalent to 1 year of synergies, resulting in a valuation in a range of $900m to $1.6bn. Preliminary Considerations on Transaction Structures 30

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 31/52 STRICTLY PRIVATE AND CONFIDENTIAL V. Equity Capital Markets Considerations Equity Capital Markets Considerations 31

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 32/52 STRICTLY PRIVATE AND CONFIDENTIAL Current Melvin Shareholder Base UK Focused in the Top 25, With Some Recent Churn [1] Current Q2 ‘09 Q1 ‘09 Q4 ‘08 Q3 ‘08 Q2 ‘08 Breakdown of Institutional Holders Investor Name Country Style (% S/O) (% S/O) (% S/O) (% S/O) (% S/O) (% S/O) By Country By Style Fidelity International UK Growth 5.0 5.0 4.9 5.8 4.5 4.3 Baillie Gifford UK Growth 5.0 5.0 5.0 5.0 5.0 5.0 RoW Other AllianceBernstein US Growth 4.7 9.0 8.9 8.9 10.3 5.0 10% GARP 7% 7% BlackRock IM UK Growth 4.6 4.9 6.7 6.7 6.7 6.7 L & G UK Index 4.5 5.0 5.5 5.5 5.5 5.5 US Growth BGI UK Index 2.3 2.0 1.7 1.8 1.5 2.0 Index 15% 37% UK 12% F & C UK Growth 2.2 2.1 2.2 2.1 1.7 1.6 52% Value Mc-Grath (Harvey) UK Core 1.9 1.9 1.9 1.9 1.9 1.9 14% AllianceBernstein UK Value 1.8 1.9 2.1 2.3 2.1 1.9 SSGA UK Index 1.6 1.5 1.7 2.4 3.1 2.3 Insight UK Value 1.4 1.4 1.8 1.4 1.0 1.2 Retail / Unidentified Retail / Unidentified 23% 23% M & G UK Value 1.4 1.0 1.6 1.5 1.5 1.4 JP Morgan AM UK Growth 1.3 1.7 2.0 1.9 1.6 0.5 Aviva UK Value 1.2 0.4 0.7 1.2 0.8 0.6 Main Disclosed Changes over the Past Year IG IM Canada GARP 1.2 1.2 0.8 0.7 0.5 0.0 Top Sellers Top Buyers TT International UK GARP 1.2 1.0 1.0 1.0 0.7 0.8 (2.1) BlackRock IM TT International 1.2 IG IM Ireland Growth 1.0 1.0 1.0 0.7 0.7 0.5 (1.5) Aegon Ignis 0.9 BlackRock Financial Management US Growth 1.0 0.9 1.0 1.4 1.4 0.9 SAFE Hong Kong Value 0.9 0.9 0.9 1.0 0.0 0.0 (1.4) Standard Life Aviva 0.9 Ignis UK Growth 0.9 0.7 0.8 0.8 0.8 1.1 Fidelity (1.2) Wellington 0.7 International Scottish Widows UK Growth 0.8 0.7 0.8 0.7 1.2 1.2 (1.0) William Blair F & C 0.7 USS UK Value 0.6 0.0 0.6 0.6 0.1 0.0 UBS GAM UK Value 0.6 0.2 0.2 0.1 0.0 0.0 (1.0) L & G UBS GAM 0.6 Franklin Templeton UK Value 0.6 0.6 0.0 0.0 0.0 0.0 (0.7) SSGA IG IM 0.6 Mellon Capital US Value 0.6 0.3 0.2 0.0 0.0 0.0 (0.6) Lord, Abbett & Co Franklin Templeton 0.6 Total Top 25 Investors 48.5% 50.2% 54.3% 55.5% 52.7% 44.3% (0.5) TIAA-CREF Eaton Vance 0.5 Denotes an increase of over 0.1% of ownership Denotes a decrease of over 0.1% of ownership over the previous period over the previous period (0.5) Halbis CM Greenlight Capital 0.5 Source: Thomson Financial, as of Sep-2009 [1] Holding on a pro-forma basis Equity Capital Markets Considerations 32

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 33/52 STRICTLY PRIVATE AND CONFIDENTIAL Current George Shareholder Base US Centric, With Limited Recent Movements in the Top 25 [1] Current Q2 ‘09 Q1 ‘09 Q4 ‘08 Q3 ‘08 Q2 ‘08 Breakdown of Institutional Holders Investor Name Country Style (% S/O) (% S/O) (% S/O) (% S/O) (% S/O) (% S/O) By Country By Style Lagrange (Pierre) US Core 23.6 23.6 23.6 23.6 23.6 23.6 Lansdowne Partners UK Hedge Fund 7.9 7.9 7.9 7.9 7.9 8.1 Private UK Index Other Roman (Emmanuel) US Core 7.5 7.5 7.5 7.5 7.5 7.5 11% Equity 5% 2% 6% FMR US GARP 6.9 6.9 4.4 4.4 6.9 5.8 Sage Summit US Core 4.2 4.2 4.2 5.2 5.2 5.2 Core Berggruen Holdings US Private Equity 4.1 4.1 4.1 4.1 4.1 4.1 37% BGI US Index 2.5 2.5 1.2 1.5 1.7 1.4 US Growth 61% 13% Marlin Equities US Private Equity 2.3 2.3 2.4 2.4 2.4 2.4 Turner Investment Partners US Growth 1.3 1.3 0.0 0.0 0.0 0.0 SSGA US Index 1.3 1.3 1.1 1.2 1.4 1.0 Hedge MSIM US GARP 1.1 1.1 0.0 0.0 1.7 1.8 Retail / Unidentified Fund Retail / Unidentified 28% 9% 28% RBC UK GARP 0.9 0.9 0.9 0.6 0.0 0.0 Franklin (Martin) US Core 0.8 0.8 0.8 0.8 0.8 0.8 Putnam US Growth 0.6 0.6 0.0 0.0 0.0 0.2 Main Disclosed Changes over the Past Year Gottesman (Noam) UK Core 0.6 0.6 0.6 0.6 0.2 0.2 Top Sellers Top Buyers Fidelity International UK Growth 0.5 0.5 2.2 2.2 2.2 0.1 Turner Investment (1.2) Third Point 1.3 Partners Oppenheimer Capital US Value 0.4 0.4 0.0 0.0 0.0 0.0 (1.0) Van Kampen AM BGI 1.1 TIAA-CREF US GARP 0.4 0.4 0.1 0.1 0.1 0.2 GLG Partners UK Hedge Fund 0.4 0.4 0.0 0.0 0.0 0.4 (1.0) Sage Summit FMR 1.1 BNY Mellon Wealth Management UK Broker-Dealer 0.4 0.4 0.3 0.3 0.0 0.0 (0.6) RBC Franklin (Martin) 0.9 Geode Capital Management US Index 0.2 0.2 0.1 0.2 0.1 0.1 (0.4) Oppenheimer 0.5 Castle Creek Galleon Management US Index 0.2 0.2 0.2 0.2 0.1 0.1 Capital Ashken (Ian) US Growth 0.2 0.2 0.0 0.0 0.0 0.0 (0.3) Analytic Investors TIAA-CREF 0.4 American Century US Core 0.2 0.2 0.2 0.2 0.2 0.2 Gottesman (0.2) JP Morgan AM 0.4 (Noam) CPERS US GARP 0.2 0.2 0.0 0.0 0.0 0.0 (0.2) Bogle IM Fidelity International 0.4 Total Top 25 Investors 68.7% 68.7% 61.7% 62.9% 66.1% 63.0% (0.2) Henderson Geode Capital 0.4 Denotes an increase of over 0.1% of ownership Denotes a decrease of over 0.1% of ownership over the previous period over the previous period (0.1) Vanguard SSGA 0.2 Source: Thomson Financial, as of Sep-2009 [1] Holding on a pro-forma basis Equity Capital Markets Considerations 33

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 34/52 STRICTLY PRIVATE AND CONFIDENTIAL Current Crossover Analysis No Substantial Overlap Between the Top 25 Holders Current Top 25 Holders of Melvin Current Top 25 Holders of George Investor Name Country Style Melvin George Investor Name Country Style George Melvin Fidelity International UK Growth 5.0 UK Growth Lagrange (Pierre) US Core 23.6 US Core Baillie Gifford UK Growth 5.0 UK Growth Lansdowne Partners UK Hedge Fund 7.9 UK Hedge Fund AllianceBernstein US Growth 4.7 US Growth Roman (Emmanuel) US Core 7.5 US Core BlackRock IM UK Growth 4.6 UK Growth FMR US GARP 6.9 US GARP L & G UK Index 4.5 UK Index Sage Summit US Core 4.2 US Core BGI UK Index 2.3 UK Index Berggruen Holdings US Private Equity 4.1 US Private Equit F & C UK Growth 2.2 UK Growth BGI US Index 2.5 US Index Mc-Grath (Harvey) UK Core 1.9 UK Core Marlin Equities US Private Equity 2.3 US Private Equit AllianceBernstein UK Value 1.8 UK Value Turner Investment Partners US Growth 1.3 US Growth SSGA UK Index 1.6 UK Index SSGA US Index 1.3 US Index Insight UK Value 1.4 UK Value MSIM US GARP 1.1 US GARP M & G UK Value 1.4 UK Value RBC UK GARP 0.9 UK GARP JP Morgan AM UK Growth 1.3 UK Growth Franklin (Martin) US Core 0.8 US Core Aviva UK Value 1.2 UK Value Putnam US Growth 0.6 US Growth IG IM Canada GARP 1.2 Canada GARP Gottesman (Noam) UK Core 0.6 UK Core TT International UK GARP 1.2 UK GARP Fidelity International UK Growth 0.5 UK Growth IG IM Ireland Growth 1.0 Ireland Growth Oppenheimer Capital US Value 0.4 US Value BlackRock Financial Management US Growth 1.0 US Growth TIAA-CREF US GARP 0.4 US GARP SAFE Hong Kong Value 0.9 ong Kong Value GLG Partners UK Hedge Fund 0.4 UK Hedge Fund Ignis UK Growth 0.9 UK Growth BNY Mellon Wealth Management US Index 0.2 US Index Scottish Widows UK Growth 0.8 UK Growth Geode Capital Management US Index 0.2 US Index USS UK Value 0.6 UK Value Galleon Management US Growth 0.2 US Growth UBS GAM UK Value 0.6 UK Value Ashken (Ian) US Core 0.2 US Core Franklin Templeton UK Value 0.6 UK Value American Century US GARP 0.2 US GARP Mellon Capital US Value 0.6 US Value CPERS US Index 0.2 US Index Total Top 25 Investors 48.5% 0.0% Total Top 25 Investors 68.5% 0.0% Source: Thomson Financial, as of Sep-2009 Equity Capital Markets Considerations 34

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 35/52 STRICTLY PRIVATE AND CONFIDENTIAL Who Will Buy the Stock Targeting the Right Investors in the European Space Top Holders of European Sector Peers Target Institutions Top Holders of UK Market Equity No. U/W Avg Equity U/W UK Investor Name Geog Assets ($m) of Inv % % Investor Name Geog Assets ($m) % Market% Aegon UK 12,418 4 (1.4) 1.8 Norges Bank Nor 159,832 (1.0) 1.0 Threadneedle UK 25,438 4 (0.8) 0.9 Standard Life UK 47,400 (0.9) 1.2 Columbia US 96,187 3 (0.5) 0.5 Invesco UK 40,418 (0.9) 0.9 Schroder UK 51,418 5 (0.4) 0.6 AXA UK 32,554 (0.8) 1.3 Norges Bank NOR 159,832 7 (0.3) 0.3 Capital World Investors US 299,614 (0.7) 0.7 Putnam US 35,877 6 (0.2) 0.2 Capital Research US 323,791 (0.5) 0.5 DWS GER 44,347 2 (0.1) 0.1 Threadneedle UK 25,438 (0.5) 0.5 UBS GAM SWI 41,370 5 (0.1) 0.1 Schroder UK 51,418 (0.3) 0.5 Julius Bär AM SWI 1,652 2 (0.1) 0.1 Capital Guardian US 35,953 (0.3) 0.3 Allianz GER 32,023 5 (0.1) 0.1 Wellington US 222,710 (0.3) 0.3 Significant Hedge Funds Long Only Players in Recent Corporate Activity Investor Name Geog Equity Assets ($m) Investor Name Geog Equity Assets ($m) Lone Pine Capital US 9,113 Fidelity UK 451,342 Citadel US 8,071 BlackRock UK 74,054 Lansdowne Partners UK 6,265 Standard Life UK 47,400 TT International UK 4,485 DWS Ger 44,347 Eton Park US 2,951 Scottish Widows UK 32,798 Och Ziff US 2,837 Insight UK 32,611 York Capital US 2,005 Aviva UK 29,119 Moore Capital UK 1,491 AllianceBernstein UK 24,455 Marshall Wace UK 512 UBS GAM UK 19,123 Algebris UK 233 MSIM UK 18,795 Source: Thomson Financial Note: Sector includes Ashmore, 3i Group, BlueBay, Partners Group, Henderson, Julius Baer, Schroders. Equity Capital Markets Considerations 35

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 36/52 STRICTLY PRIVATE AND CONFIDENTIAL Who Will Drive the Decision Making Process in the Market? Equity Active in Investor Assets Melvin Grg Corporate Name Key Contact(s) ($m) (%) (%) Actions Comment Allianz Global Isabell Albus 32,023 — - Leading European fund. Has ability to take substantial positions Well know UK active fund. Has been increasingly involved in deal flow. John Aviva John Wood 29,119 1.2 - has recently taken over the UK growth fund AXA Matthew Huddard 32,554 0.5 — Top holder of UK market and holder of the peer group Well know European long-only fund. No UK specific funds but have been active DWS Michael Sieghart 44,347 — - in European corporate activities Moore Capital Charles Long 1,491 — - UK hedge fund with strong presence in the market Invesco Neil Woodford 37,465 — - Has ability to take large positions in deal situations. Can be a long term holder Long term, well established hedge fund. Large position in GLG and may have Lansdowne Stuart Roden & Jon Regis 6,265 — 7.9 appetite following transaction Very prominent fund, particularly following 2008. Ola is focused on any deal Norges Bank Marianne Brammer, Ola Stavin 159,832 — - related positions Och Ziff Karl Spielmann 2,837 — - Well regarded hedge fund, active in across the UK Large US fund with recovering presence in the UK. Holding across the Putnam David Morgan 35,877 0.1 0.6 European peer group Schroder Andy Brough 51,418 0.2 - Well know UK house. Holder of both the UK market and the peer group Threadneedle Chris White 25,438 — - Blue chip investor in the UK market and the sector UBS GAM Mohammed Maskeen 41, 370 — - Part of one of the world’s largest global funds. Active investors in the UK Wellington Yolanda Cortines 222,710 - - Large US fund with a presence in the UK market. Increasingly active in deal flow Equity Capital Markets Considerations 36

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 37/52 STRICTLY PRIVATE AND CONFIDENTIAL Flowback Analysis Melvin Acquiring George, Assuming 100% Stock Offer and 0% Premium Flowback — Likely selling by Georges’ current holders Flowback Assumptions (%) Est. Flowback (£m) Shareholder Type Azures (%) Likely reaction Low Mid High Low Mid High Core 36 Medium Sell — Buy in important 40 60 80 88 132 176 US Quasi Passive 15 Majority Sell — US Mandate 80 90 100 73 82 92 US Active 14 Majority Sell 70 80 90 60 68 77 Hedge/PE 14 Medium Sell 50 65 80 43 56 68 Index 9 Forced Sell 100 100 100 55 55 55 RoW 6 Majority Sell 60 70 80 22 26 29 Other 6 Medium Sell 50 65 80 18 24 29 Total 100 59 73 86 359 442 526 Demand from UK institutions with a domestic tracking mandate, and other UK trackers Demand Assumptions Est. Demand (£m) Shareholder Type Melvin (%) Likely reaction High Mid Low High Mid Low Index 10 Full reweighting — UK trackers 100 90 80 61 55 49 Total 10 10 9 8 61 55 49 Summary of Flowback Assumptions: Gross Flowback Net Flowback Mkt Price Mcap (£m) Low High Low High Melvin £3.312 5,668 Value (£) 359 442 298 387 George $4.03 610 As % of Total Stock Consideration 59% 73% 49% 64% As % of Pro Forma Company Market Cap 6% 7% 5% 6% Consideration x 6 month Melvin Average Daily Trading Volume 12.9x 15.9x 10.7x 13.9x Cash (0%) £0m x 6 month Pro Forma ADTV 11.6x 14.3x 9.6x 12.5x Stock (100%) £610m Premium 0% Sensitivity Analysis — Impact of Change in Financing Structure and Premium Value (£m) — medium flowback Cash and other Sources (%) x 6 month ADTV Cash and other Sources (%) #REF! 0% 20% 35% 49% 75% 95% #REF! 0% 20% 35% 49% 75% 95% 15% (%) 702 561 456 359 175 35 15% (%) 22.7 x 18.2 x 14.8 x 11.6 x 5.7 x 1.1 x 20% 732 586 476 374 183 37 20% 23.7 x 18.9 x 15.4 x 12.1 x 5.9 x 1.2 x Premium 25% Premium 763 610 496 390 191 38 25% 24.7 x 19.7 x 16.0 x 12.6 x 6.2 x 1.2 x 30% 793 634 516 405 198 40 30% 25.7 x 20.5 x 16.7 x 13.1 x 6.4 x 1.3 x 35% 824 659 535 421 206 41 35% 26.6 x 21.3 x 17.3 x 13.6 x 6.7 x 1.3 x 40% 854 683 555 437 214 43 40% 27.6 x 22.1 x 18.0 x 14.1 x 6.9 x 1.4 x 45% 885 708 575 452 221 44 45% 28.6 x 22.9 x 18.6 x 14.6 x 7.2 x 1.4 x Source: Bloomberg, Thomson Financial Equity Capital Markets Considerations 37

STRICTLY PRIVATE AND CONFIDENTIAL Flowback Analysis George Acquiring Melvin, Assuming 100% Stock Offer and 0% Premium Flowback — Likely selling by Melvin’s current holders Flowback Assumptions (%) Est. Flowback (£m) Shareholder Type Cromarty (%) Likely reaction Low Mid High Low Mid High UK Active 43 Majority Sell 70 80 90 1,706 1,950 2,194 UK Quasi Passive 15 Majority Sell — UK Mandate 80 85 90 680 723 765 US Active 13 Medium Sell 70 80 90 516 589 663 Hedge/PE 4 Medium Sell 50 65 80 113 147 181 Index 12 Forced sellers 100 100 100 680 680 680 RoW 10 Majority Sell 80 85 90 453 482 510 Other 3 Medium Sell 50 65 80 85 111 136 Total 100 75 83 91 4,234 4,682 5,130 Demand from US institutions with a domestic tracking mandate, and other US trackers Demand Assumptions Est. Demand (£m) Shareholder Type George (%) Likely reaction High Mid Low High Mid Low Index 12 Full reweighting — US trackers 100 95 90 680 646 612 Total 12 12 11 11 680 646 612 Summary of Flowback Assumptions: Gross Flowback Net Flowback Mkt Price Mcap (£m) Low High Low High George $4.03 610 Value (£) 4,234 4,682 3,554 4,036 Melvin £3.312 5,668 As % of Total Stock Consideration 75% 83% 63% 71% As % of Pro Forma Company Market Cap 67% 75% 57% 64% Consideration x 6 month George Average Daily Trading Volume 1,737.8x 1,921.6x 1,458.6x 1,656.4x Cash (0%) £0m x 6 month Pro Forma ADTV 168.9x 186.7x 141.7x 161.0x Stock (100%) £5,668m Premium 0% Sensitivity Analysis — Impact of Change in Financing Structure and Premium Value (£m) — medium flowback Cash and other Sources (%) x 6 month ADTV Cash and other Sources (%) #REF! 0% 20% 35% 49% 75% 95% #REF! 0% 20% 35% 49% 75% 95% 15% (%) 6,518 5,215 4,237 3,331 1,630 326 15% (%) 260.0 x 208.0 x 169.0 x 132.9 x 65.0 x 13.0 x 20% 6,802 5,441 4,421 3,476 1,700 340 20% 271.3 x 217.0 x 176.3 x 138.6 x 67.8 x 13.6 x Premium Premium 25% 7,085 5,668 4,605 3,621 1,771 354 25% 282.6 x 226.1 x 183.7 x 144.4 x 70.6 x 14.1 x 30% 7,368 5,895 4,789 3,766 1,842 368 30% 293.9 x 235.1 x 191.0 x 150.2 x 73.5 x 14.7 x 35% 7,652 6,121 4,974 3,911 1,913 383 35% 305.2 x 244.2 x 198.4 x 156.0 x 76.3 x 15.3 x 40% 7,935 6,348 5,158 4,055 1,984 397 40% 316.5 x 253.2 x 205.7 x 161.7 x 79.1 x 15.8 x 45% 8,219 6,575 5,342 4,200 2,055 411 45% 327.8 x 262.2 x 213.1 x 167.5 x 81.9 x 16.4 x Source: Bloomberg, Thomson Financial Equity Capital Markets Considerations 38

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 39/52 STRICTLY PRIVATE AND CONFIDENTIAL Goldman Sachs Trading Flows in Melvin Trading in the Last Twelve Months Trading in the Last Three Months Breakdown by Geography Breakdown by Geography RoW US RoW 10% 7% 3% RoE RoE 12% 8% UK US 63% UK 15% 82% Breakdown by Type Breakdown by Type Hedge Fund Proprietry Trading 5% 2% Proprietry Trading Hedge Fund 7% 7% Other Other 17% 16% Long Only Long Only 73% 74% Source: CADM Equity Capital Markets Considerations 39

STRICTLY PRIVATE AND CONFIDENTIAL Goldman Sachs Trading Flows in George Trading in the Last Twelve Months Trading in the Last Three Months Breakdown by Geography Breakdown by Geography RoW UK RoW 1% UK 8% 1% 8% RoE RoE 11% 12% US US 80% 80% Breakdown by Type Breakdown by Type Other Other 14% 18% Hedge Fund Hedge Fund Long Only Long Only 30% 20% 56% 61% Source: CADM Equity Capital Markets Considerations 40

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 41/52 STRICTLY PRIVATE AND CONFIDENTIAL Appendix A: Additional Materials Additional Materials 41

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 42/52 STRICTLY PRIVATE AND CONFIDENTIAL Historical Financials Fiscal year ending 31-Mar $m 2006 2007 2008 2009 Income statement Performance fees 524 421 1,192 627 Management and other fees 1,325 1,758 2,030 1,861 Revenue 1,849 2,179 3,222 2,488 Gains / (losses) on FV investments 38 35 (51) (260) Sales commissions (273) (335) (391) (518) Compensation costs (368) (456) (639) (500) Other expenses (165) (176) (238) (275) Operating profit 1,081 1,247 1,903 935 Associates 33 44 86 144 Goodwill impairment — - — (299) Other — - — (57) Net finance income 40 10 90 20 Profit before tax 1,154 1,301 2,079 743 Net income 960 1,109 1,716 503 Balance sheet Net cash 1,301 1,832 1,474 1,718 Total assets 4,026 4,885 6,236 5,570 Shareholders’ equity 3,569 4,539 4,710 4,192 Other key figures Funds under management ($bn) 49.9 61.7 74.6 46.8 Average headcount 1,364 1,548 1,731 1,776 RoAE 27% 27% 37% 11% Equity / Assets 89% 93% 76% 75% Source: Company public disclosures Additional Materials 42

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 43/52 STRICTLY PRIVATE AND CONFIDENTIAL Melvin Funds Performance 123 Annual Returns HFRI Fund HFRI Fund of MSCI World Citigroup Athena Melvin AHL RMF Four MG Multi- Weighted Funds hedged to High Grade Guaranteed Diversified Seasons Strategy Composite Composite USD (price Corp Bond Futures Ltd plc [1] Strategies Fund Man-IP 220 [2] Index Index return) TR 1991 13.5% 32.2% 14.5% 11.8% 19.9% 1992 (7.0)% 21.2% 12.3% (5.5)% 9.4% 1993 31.5% 30.9% 26.3% 17.5% 13.2% 1994 (1.9)% 4.1% (3.5)% (2.2)% (5.7)% 1995 29.3% 21.5% 11.1% 18.5% 27.2% 1996 26.6% 17.3% 21.1% 14.4% 16.1% 1.4% 1997 18.8% 23.5% 14.5% 18.1% 16.8% 16.2% 21.9% 13.0% 1998 48.2% 41.1% (7.8)% 33.1% 2.6% (5.1)% 20.0% 10.7% 1999 2.0% 6.5% 28.1% 16.9% 31.3% 26.5% 27.7% (7.4)% 2000 18.8% 19.9% 7.2% 10.8% 18.9% 5.0% 4.1% (9.4)% 12.9% 2001 18.8% 19.7% 5.0% 6.4% 19.1% 4.6% 2.8% (15.0)% 10.6% 2002 11.1% 11.4% 4.9% (2.1)% 8.0% (1.4)% 1.0% (25.8)% 16.3% 2003 21.4% 22.3% 10.0% 5.3% 23.6% 19.6% 11.6% 22.3% 5.3% 2004 1.3% 5.1% 4.7% 2.0% 0.8% 9.0% 6.9% 9.2% 8.7% 2005 14.3% 16.8% 7.0% 6.1% 17.0% 9.3% 7.5% 14.1% 5.9% 2006 6.0% 6.4% 9.7% 7.2% 6.3% 12.9% 10.4% 14.8% 3.2% 2007 13.5% 19.6% 10.2% 9.9% 17.3% 10.1% 10.3% 3.7% 2.6% 2008 24.9% 33.2% (16.2)% (20.4)% 9.2% (18.4)% (21.4)% (39.9)% 8.8% YTD [3] (13.8)% (13.6)% 2.9% 5.2% (14.2)% 12.4% 7.0% 11.4% 0.1% L12M 0.6% 2.3% (11.4)% (12.4)% (10.2)% (5.1)% (11.5)% (20.3)% 14.2% Source: Company public disclosures [1] Man AHL Diversified plc is valued weekly; however, performance statistics have been calculated using the last weekly valuation of the month. [2] Represented by Man-IP 220 Ltd from 18 December 1996 to 31 December 2005 and Man IP 220 Ltd — USD class bonds from 1 January 2006. [3] As at 31-Jul-2009. Additional Materials 43

STRICTLY PRIVATE AND CONFIDENTIAL Melvin Geographic Diversification Private Investor FUM Institutional Investor FUM Rest of Europe 4% Latin America Rest of Europe 2% 9% Middle East Benelux 1% 5% Germany Americas 5% 6% North America Japan Benelux 6% 25% 6% Switzerland Middle East Asia Pacific 45% 7% 7% UK Australia/NZ 7% 14% Germany 10% SE Asia 12% Switzerland UK 13% 16% Additional Materials 44

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 45/52 STRICTLY PRIVATE AND CONFIDENTIAL Melvin CEO Compensation Over Time Remuneration for Year Ended 31-Mar (£000’s) Salary Benefits Annual cash bonus 7,197 5,159 4,306 3,978 6,724 2,458 2,359 4,752 2,049 3,490 1,729 3,600 1,411 962 2,100 2,000 1,700 1,400 1,150 67 70 281 750 35 49 22 11 63 49 36 177 212 262 279 295 310 342 385 462 535 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Other Awards for Year Ended 31-Mar (£000’s) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Gain on share options — - 2,577 — - — 277 — 2,851 968 Value of vested shares — - 582 1,301 2,356 1,903 1,109 1,910 — 300 Accrued pension 10 12 15 17 19 21 24 47 70 95 # of Shares Held (‘000) 528 573 625 689 689 669 669 4,348 4,423 4,631 Source: Company public disclosures Note: “Value of vested shares” reflects the value of shares actually transferred to Peter Clarke under the various existing long-term incentive schemes, at time of the transfer. The value of shares awarded every year but not yet vested is not included. 2009 remuneration figures converted from USD to GBP using average exchange rate from 01-Apr-2008 to 31-Mar-2009 Additional Materials 45

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 46/52 STRICTLY PRIVATE AND CONFIDENTIAL Public Market Valuation Benchmarks European Asset Managers Enterprise Equity Closing % of GAAP PE Value Multiples (2) Dividend 5-Year 2010 Market Price 52 Week P/E Multiples (2) AUM Revenue EBITDA Yield EPS PE/5-Year Company Cap (1) 30-Sep-2009 High 2009 2010 LTM LTM LTM 2009 2010 LTM 2009 CAGR (2)EPS CAGR Traditional Asset Managers Schroders $4,600 $17.48 92% 25.3 x 17.0 x 1.8% 1.8 x 7.4 x 13.2 x 8.6 x 2.8% 2.8% 5.0% 3.4 x Schroders (Excluding Excess Capital) 3,152 13.95 74 22.7 14.7 1.3 1.3 5.5 9.8 6.4 3.6 3.6 5.0 2.7 x Intermediate Capital 1,858 4.78 57 (232.2) 15.4 38.3 7.2 13.7 NA 38.7 5.7 5.7 NA NA Aberdeen Asset Management 2,407 2.40 100 20.5 14.4 1.3 4.1 15.5 15.8 11.0 3.9 3.9 5.0 2.9 Henderson Group 1,699 2.06 92 19.0 15.4 1.8 3.4 13.3 13.7 11.0 4.7 4.4 3.0 5.1 F&C Asset Management 604 1.24 84 12.9 11.2 0.5 2.0 4.2 7.8 7.4 7.7 7.7 NA NA Invista Real Estate 220 0.83 93 22.2 22.5 2.1 2.9 NM 14.1 13.8 4.4 4.4 NA NA Liontrust Asset Management 63 1.86 61 10.6 19.1 0.8 0.6 1.7 NA 9.5 6.4 4.4 NA NA Median 88% 19.0 x 15.4 x 1.5% 2.4 x 7.4 x 13.5 x 10.2 x 4.6% 4.4% 5.0% 3.1% Alternative Asset Managers Man Group 9,067 5.30 82 14.5 12.4 13.8 3.0 5.8 8.8 8.4 8.3 7.9 2.0 6.2 Ashmore Group 2,821 4.01 100 16.9 16.3 9.5 4.5 7.2 10.2 9.7 0.0 4.8 8.0 2.0 Partners Group 3,253 121.83 90 16.9 13.3 13.1 9.9 13.3 13.8 12.4 3.4 3.3 NA NA Gottex Fund Management 302 10.02 77 25.4 22.8 2.8 1.6 4.4 19.2 18.0 6.0 1.6 NA NA BlueBay Asset Management 941 4.72 92 25.6 16.1 5.0 4.5 16.6 15.2 9.2 2.2 2.6 12.0 1.3 RAB Capital 151 0.32 78 (33.3) (200.0) 3.3 1.0 9.0 NM 16.5 12.0 12.0 NA NA Charlemagne Capital 74 0.26 70 26.4 13.9 2.1 1.1 2.7 12.3 7.5 14.0 3.8 2.0 6.9 Median 82% 16.9 x 13.9 x 5.0% 3.0 x 7.2 x 13.0 x 9.7 x 6.0% 3.8% 5.0% 4.1% High 100% 26.4 x 22.8 x 38.3% 9.9 x 16.6 x 19.2 x 38.7 x 14.0% 12.0% 12.0% 6.9 x Mean 83 (2.3) 0.5 6.5 3.3 8.6 12.8 12.5 5.7 4.9 5.3 3.8 Median 84 17.9 15.0 2.1 2.9 7.3 13.5 9.7 4.7 4.4 5.0 3.1 Low 57 (232.2) (200.0) 0.5 0.6 1.7 7.8 6.4 0.0 1.6 2.0 1.3 (1) Source: Latest publicly available financial statements. Equity Market Cap based on diluted shares outstanding. (2) Sources: LTM numbers are based on latest publicly available financial statements. Projected revenues, EBITDA, EBIT, and EPS are based on IBES median estimates and/or other Wall Street research. All research estimates have been calendarized Additional Materials 46

SUGARCANE\Presentations\2009-09-25 Discussion Materials\FINAL\2009-10-01 Discussion Materials.doc GBERTAIL 1 Oct 2009 13:02 47/52 STRICTLY PRIVATE AND CONFIDENTIAL Public Market Valuation Benchmarks US Traditional Asset Managers Equity Closing % of GAAP PE Enterprise Value Multiples Dividend 5-Year Market Price 52 Week Multiples EBITDA Yield EPS Company Cap 30-Sep-2009 High 2009 2010 AUM 2009 2010 2009 CAGR Large Cap Companies BlackRock $26,024 $216.82 100.0% 33.8 x 22.3 x 2.0% 15.8 x 13.2 x 1.4% 13.0% Franklin Resources 23,378 100.60 97.2 25.4 18.2 5.1 14.9 11.2 0.8 10.0 T. Rowe Price 12,059 45.70 82.3 31.3 22.6 4.9 16.5 12.5 2.2 12.0 Invesco 8,671 22.76 99.0 30.6 19.4 2.8 19.4 12.7 1.8 10.0 AllianceBernstein 7,597 27.28 73.7 21.0 16.3 1.6 13.2 10.8 4.9 9.0 Legg Mason 4,462 31.03 81.5 (12.0) 22.5 0.9 NA 11.6 1.1 7.0 Median — Large Cap 89.8% 28.0 x 20.8 x 2.4% 15.8 x 12.1 x 1.6% 10.0% Mid & Small Cap Companies Eaton Vance $3,418 $27.99 79.4% 25.9 x 18.2 x 3.0% 13.7 x 9.7 x 2.3% 12.0% Federated Investors 2,697 26.37 91.4 13.8 12.9 0.7 8.0 7.7 3.6 10.0 Affiliated Managers 2,757 65.01 78.5 15.1 12.8 2.4 17.2 12.1 NA 13.0 Waddell & Reed 2,426 28.45 99.4 24.8 17.9 5.1 13.5 9.9 2.7 10.0 Janus 2,582 14.18 56.4 34.6 20.0 2.8 15.2 10.8 0.3 10.0 GAMCO 1,269 45.70 77.1 26.3 25.7 5.6 17.6 14.0 0.3 8.0 Cohen & Steers 1,071 24.00 84.7 (150.0) 32.7 5.5 43.7 20.5 1.5 5.0 Calamos 1,287 13.06 72.9 22.1 17.0 6.3 14.5 11.0 1.7 10.5 Pzena 528 8.17 86.2 30.3 18.6 5.1 18.7 12.1 5.4 17.5 Median — Mid & Small Cap 79.4% 24.8 x 18.2 x 5.1% 15.2 x 11.0 x 2.0% 10.0% High 100.0% 34.6 x 32.7 x 6.3% 43.7 x 20.5 x 5.4% 17.5% Mean 84.0 11.5 19.8 3.6 17.3 12.0 2.1 10.5 Median 82.3 25.4 18.6 3.0 15.5 11.6 1.7 10.0 Low 56.4 (150.0) 12.8 0.7 8.0 7.7 0.3 5.0 Additional Materials 47

STRICTLY PRIVATE AND CONFIDENTIAL Precedent Transactions in Alternative Asset Management Space Selected Transactions Only Transaction Multiples EV/ EV/ Date/ Stake Consideration for AuM P/E EV/ EBITDA Sales AuM Month Acquirer Target Consideration ($m) Acquired (%) 100% ($m) ($bn) (x) (x) (x) (%) Jun-2009[1] $3,757m 100% $3,757m $50.8bn 8.8x 5.7x NA 7.4% Mar-2008 c. 130 50 c. 260 4.6 >20.0 >15.0 >2.5 <6.0 Jan-2008 855[2] 100 855 10.0 NA NA NA 8.6 Dec-2007 1,067[3] 100 1,067 4.4 <10.0x NA NA 24.3 Oct-2007 NA c.30 NA 24.0 NA c.10.0x NA NA H&F Jun-2007 Quellos Group 1,507[4] 100 1,507 20.0 NA 10.0 5.0 7.5 Jan-2007 679 70 970 26.0 30.6 21.4 8.3 3.7 Jun-2005 1,095 100 1,095 20.4 22.7 13.6 7.3 5.4 Sep-2004 1,060 100 1,060 7.0 NA NA NA 15.1 Source: Companies’ websites, press releases, financials, Capital IQ, Merger Market, Factiva [1] KKR combined group market cap is based on KPE’s market cap as of 23-Jun-2009 (one day prior to revised terms announcement), P/E multiple is based on 2010 estimated net income (from Sandler O’Neill) which has been grossed up by US statutory tax rate of 35% to calculate EBITDA multiple. [2] Consideration calculated as upfront payment of $620m and earn out payment of $310m to be paid over the five years. Earn out payments have been discounted at 10% for present value factor. [3] Calculated as upfront payment + average of range of contingent payment. [4] Consideration calculated as upfront payment of $750m and earn out payment of $969m to be paid as follows: $374m in year 2 and $595m in year 3. Earn out payments have been discounted at 10% for present value factor. Additional Materials 48